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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 12, 2006

                               FORTUNE DIVERSIFIED
                            INDUSTRIES, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                    (State of incorporation or organization)

                                     0-19049
                            (Commission file number)

                                   20-2803889
                                (I.R.S. Employer
                               Identification No.)

                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278
                    (Address of principal executive offices)

                                 (317) 532-1374
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

On January 12, 2006, Fortune Diversified Industries, Incorporated (the "Company") issued a press release discussing its financial results as of and for the fiscal quarter ended November 30, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits


       EXHIBIT #              DESCRIPTION

         99.1 Fortune Diversified Industries, Inc. Press Release dated January 12, 2006.



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Signatures.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    FORTUNE DIVERSIFIED INDUSTRIES, INCORPORATED

   Date: January 12, 2006           By: /s/ Amy Gallo
                                        ----------------------------------------
                                        Amy Gallo
                                        Chief Financial Officer




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                                  EXHIBIT INDEX


     EXHIBIT NO.      DESCRIPTION
     -----------      ----------------------------------------------------------

     99.1 Fortune Diversified Industries, Inc. Press Release dated January 12, 2006